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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2000


                                CERUS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-21937                                             68-0262011
(Commission File No.)                          (IRS Employer Identification No.)

                          2525 STANWELL DR., SUITE 300
                            CONCORD, CALIFORNIA 94520
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (925) 603-9071


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ITEM 5. OTHER EVENTS.

On August 22, 2000, Cerus Corporation, with its development partner, Baxter Healthcare Corporation, announced the results of their European Phase 3 clinical trial of the Intercept(TM) system to inactivate pathogens in platelets. The press release announcing the results of the trial is filed as Exhibit 99.1 hereto. The data and results from the trial are filed as Exhibit 99.2 hereto.

ITEM 7. EXHIBITS.

  99.1    Press Release, dated as of August 22, 2000 entitled "Cerus and Baxter
          Announce Results of European Phase 3 Trial of Their Intercept Platelet
          System for Pathogen Inactivation"

  99.2    Data and Results from European Phase 3 Trial of the Intercept Platelet
          System for Pathogen Inactivation


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CERUS CORPORATION

Dated:  August 22, 2000              By: /s/ GREGORY W. SCHAFER
                                         ----------------------
                                         Gregory W. Schafer
                                         Chief Financial Officer



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                                INDEX TO EXHIBITS

  99.1    Press Release, dated as of August 22, 2000 entitled "Cerus and Baxter
          Announce Results of European Phase 3 Trial of Their Intercept Platelet
          System for Pathogen Inactivation"

  99.2    Data and Results from European Phase 3 Trial of the Intercept Platelet
          System for Pathogen Inactivation


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